                                                                     Exhibit 4.1


     For Ministry Use Only                                            Ontario Corporation
A fusage exclusit du ministere                                Numero de la compagnie _n Ontario
                                                                           858089
[LOGO]  Ministry of            Ministere de
Ontario Consumer
        and Commercial         la Consommation
        Relations
                               et du Commerce

CERTIFICATE                    CERTIFICAT
This is to certify that        Ceci certifie que les presents
these articles are effective   status entrent on vigueur le
on
                                                                Trans   Line          Comp   Method
                                                                Code     No    Stat   Type   Incorp
                                                                -----   ----   ----   ----   ------
      SEPTEMBER 19 SEPTEMBRE, 1989                                A       0      0      A       3
                                                                -----   ----   ----   ----   ------
                                                                 18      20     28     29      30

                                                                        Notice
                      /s/ Illegible                             Share    Req'd   Jurisdiction
        ----------------------------------------------          -----   ------   ------------
            Director                 Le Directeur                  S       N     ONTARIO
        Companies Branch      Direction des compagnies          -----   ------   ------------
                                                                  31      32     33        47

-----------------------------------------------------------------------------------------------------

                            ARTICLES OF INCORPORATION
                              STATUTS CONSTITUTIFS

   Form 1      1.   The name of the corporation is:       Denomination sociale de la compagnie:
  Business
Corporations        KINGSWAY FINANCIAL SERVICES INC.
    Act.
    1982       2.   The address of the registered         Adresse du siege social:
                    office is:
 Formule
 numero 1           4 Eva Road, Suite 416
Loi de 1982
 sur les                    (Street & Number or R.R. Number & if Multi-Office
compagnies                                 Building give Room No.)
                       (Rue et numero ou numero de la R.R. et, s'il sagil d'un edifice a bureaux, numero du bureau)

                              Etobicoke, Ontario                                  M9C3Y4
                    (Name of Municipality or Post Office)                      (Postal Code)
                         (Nom de la municipalite ou du                         (Code postal)
                               bureau de poste)

                         Municipality of            in the                Judicial District of York
                        Metropolitan Toronto      dans le/la   (County, District, Regional  Municipality)
                    (Name of Municipality, Geographical         (Comte, district, municipalite regionale)
                              Township)
                   (Nom de la municipalite, du canton)

               3.   Number (or minimum and maximum        Nombre (ou nombres minimal et maximal)
                    number) of directors is:              d'administrateurs:

                    a minimum of one, (1); a maximum of ten (10)

               4.   The first director(s) is/are:         Premier(s) administrateur(s):

               First name, initials and    Residence address, giving   Resident Canadian
               surname Prenom, initiales   street & No. or R.R. No.    State Yes or No
               et nom de famille           or municipality and         Resident Canadien
                                           postal code.                Oui/Non
                                           Adresse personnelle, y
                                           compris la rue et le
                                           numero, le numero de la
                                           R.R. ou, le nom de la
                                           municipalite et le code
                                           postal

               William Gabriel Star        28 Belegate Place
                                           Etobicoke, Ontario M9C      YES
                                           3Y4

               5.   Restrictions, it any, on business     Limites, ___ y a lieu, imposees
                    the corporation may carry on or on    aux activites commerciales ou aux
                    powers the corporation may exercise.  pouvoirs de la compagnie.

                    There is no restriction on the business the Corporation may carry on or on powers the Corporation may exercise.

               6.   The classes and any maximum number    Categories et nombre maximal,
                    of shares that the corporation is     ___ y a lieu, d'actions que la
                    authorized to issue.                  compagnie est autorisee a emettre:

                    The Corporation is authorized to issue an unlimited number of Class A special shares, an unlimited number of Class B special shares and an unlimited number of common shares.


               7.   Rights, privileges, restrictions      Droits, privileges, restrictions
                    and conditions (if any) attaching     et conditions, s'il y a lieu,
                    to each class of shares and           rattaches a chaque categorie d'
                    directors authority with respect      actions et pouvoirs des
                    to any class of shares which may be   administrateurs relatifs a chaque
                    issued in series:                     categorie d'actions qui peut etre
                                                          emise en serie:

                    (a) For the purposes of these provisions, the term "Stated Value", in reference to a share of any class or series of shares of the Corporation means the amount obtained by dividing the amount of the stated capital account maintained by the Corporation in respect of that class or series of shares by the number of shares of that class or series outstanding at the time such calculation is made.

                    (b) The holders of the Class A special shares shall in each year and at the discretion of the directors and whether or not dividends have been declared, set aside or paid on any other shares of any class of the Corporation for such year, be entitled, out of any or all profits or surplus available for dividends, to non-cumulative dividends at such rate as the directors may from time to time in their discretion determine, provided always that such non-cumulative dividends shall be declared on all of the Class A special shares then outstanding at the same rate without preference or priority; the holders of the Class A special shares shall not be entitled to any dividend other than or in excess of the non-cumulative dividends at such rate as the directors may have determined as hereinbefore provided for;

                    (c) The holders of the Class B special shares shall in each year and at the discretion of the directors and whether or not dividends have been declared, set aside or paid on any other shares of any class of the Corporation for such year, be entitled, out of any or all profits or surplus available for dividends, to non-cumulative dividends at such rate as the directors may from time to time in their discretion determine, provided always that such non-cumulative dividends shall be declared on all the Class B special shares then outstanding at the same rate without preference or priority; the holders of the Class B special shares shall not be entitled to any dividend other than or in excess of the non-cumulative dividends at such rate as the directors may have determined as hereinbefore provided for.

                    (d) The Class A special shares and the Class B special shares or any part thereof shall be redeemable at any time at the option of the Corporation without the consent of the holders thereof at the Stated Value thereof and any dividends declared thereon and unpaid.

                    (e) The Corporation may at any time and from time to time purchase for cancellation the whole or any part of the Class A special shares and the Class B special shares at the lowest price at which in the opinion of the directors such shares are obtainable but not exceeding the Stated Value thereof together with all dividends declared thereon and unpaid.

                                                                           3 (a)

                    (f) In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary; the holders of the Class A special shares and the Class B special shares shall be entitled to receive, share and share alike, without preference or priority of one class over the other, before any distribution of any part of the assets of the Corporation among the holders of any other shares, the Stated Value thereof and any dividends declared thereon and unpaid and no more.

                    (g) The holders of the Class A special shares and the Class B special shares shall not, as such, have any voting rights for the election of directors or for any purpose nor shall they be entitled to receive notice of and to attend shareholders' meetings; holders of the Class A special shares and the Class B special shares shall, however, be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part thereof.

                    (h) Any amendment to the Articles of the Corporation to delete or vary any preference, right, condition, restriction, limitation or prohibition attaching to the Class A special shares or the Class B special shares or to create special shares ranking in priority to or on a parity with the Class A special shares or the Class B special shares, in addition to the authorization by special resolution, may be authorized by at least two-thirds (2/3) of the votes cast at a meeting of the holders of that class of special shares so affected, duly called for that purpose.

                    (i) The rights of the holders of common shares include the rights to vote at all meetings of shareholders and to receive the remaining property of the Corporation upon dissolution.

               8.   The issue, transfer or ownership of   L'emission, le transfert ou la
                    shares is/is not restricted and the   propriete d'actions est/n'est pas
                    restrictions (if any) are as          restreinte. Les restrictions,
                    follows:                              s'il y a lieu, sont les suivantes:

                    No shares of any class shall be transferred without either:

                    (a) the prior consent of the directors of the Corporation expressed by a resolution of the board or by instrument or by an instrument or instruments in writing signed by all the directors, or

                    (b) the prior consent of the holders of the shares for the time being outstanding and having voting rights under all circumstances, expressed by a resolution passed by the shareholders, or by an instrument or instruments in writing signed by all such shareholders.

               9.   Other provisions, if any, are:        Autres dispositions, s'il y a lieu:

                    (a) Any invitation to the public to subscribe for securities of the Corporation is prohibited.

                    (b) The number of shareholders of the Corporation, exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Corporation were, while in that employment, and have continued after the termination of that employment to be shareholders of the Corporation, is limited to not more than fifty (50), two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

               10.  The names and addresses               Nom et addresse des fondateurs:
                    of the incorporators are:

                                                          Full residence address or addess
                                                          of registered office or of
                                                          principal place of business giving
                    First name, initials and surname or   street & No. or R.R. No.,
                    corporate name Prenom, initiale et    municipality and postal code
                    nom de famille ou denomination
                    sociale                               Adresse personnelle au complet,
                                                          adresse du siege social ou adresse
                                                          de l'etablissement principal, y
                                                          compris la rue et le numero, le
                                                          numero de la R.R., le nom de la
                                                          municipalite et le code postal
               -----------------------------------------------------------------------------

                    William Gabriel Star                  28 Belgate Place Etobicoke,
                                                          Ontario  M9C 3Y4

               These articles are signed in               Les presents statuts sont signes
               duplicate                                  en double exemplaire.

               -----------------------------------------------------------------------------
                                            Signatures of incorporators
                                            (Signatures des londateurs)


                                            /s/ William Gabriel Star
                                            ---------------------------
                                                William Gabriel Star

      For Ministry Use Only                                 Ontario Corporation Number
A l'usage exclusif du ministere                           Numero de la compagnie en Ontario

                                                                        858089

[LOGO] Ministry of              Ministere de
Consumer and                    la Consommation
Commercial Relations            et du Commerce
CERTIFICATE                     CERTIFICAT
This is to certify that these   Ceci certifie que les presents
articles are effective on       status entrent en vigueur le

NOVEMBER 10 NOVEMBRE, 1995

                                                                                  TRANS
                                                                                  CODE
                                                                                  ----
        /s/ Illegible                                                               C
        ----------------                                                          ----
            Illegible                                                              18

--------------------------------------------------------------------------------------------
                              ARTICLES OF AMENDMENT
                             STATUTS DE MODIFICATION

   Form 3      1.   The present name of the corporation   Denomination sociale actuelle de
  Business          is:                                   la compagnie:
Corporations
    Act             KINGSWAY FINANCIAL SERVICES INC.

  Formule      2.   The name of the corporation is        Nouvelle denomination sociale de
  numero 3          changed to (if applicable): n/a       la compagnie (s'il y a lieu):
    Loi
  sur les           ------------------------------------------------------------------------
 compagnies
                    ------------------------------------------------------------------------

                    ------------------------------------------------------------------------

               3.   Date of incorporation/amalgamation:   Date de la constitution ou de la
                                                          fusion:

                                              19, September, 1989
                                              (Day, Month, Year)
                                             (jour, mois, annee)

               4.   The articles of the corporation are   Les statuts de la compagnie sont
                    amended as follows:                   modifies de la facon  suivante:


                    A. The 1,000,000 issued and outstanding common shares in the capital of the Corporation be and they are hereby sub-divided into 3,000,000 common shares on the basis of three common shares for each 1 issued and outstanding common share.

                    B. The existing provisions 9.(a) and (b) as set out in the Articles of Incorporation of the Corporation are hereby deleted.

                    C. All of the Class A special shares and Class B special shares are hereby cancelled and the designations, preferences, rights, conditions, restrictions, limitations or prohibitions attached thereto are hereby deleted.

DYE & DURHAM
FORM 3
(B.C.A.)

07119 (01/92)

               5.   The amendment has been duly           La modification a ete dument
                    authorized as required by Sections    autorisee conformement a l'article
                    168 & 170 (as applicable) of the      168 et, s'il y a lieu, a l'article
                    Business Corporations Act.            170 de la Loi sur les compagnies.

               6.   The resolution authorizing the        Les actionnaires ou les
                    amendment was approved by the         administrateurs (le cas echeant)
                    shareholders/directors (as            de la compagnie ont approuve la
                    applicable) of the corporation on     resolution autorisant la
                    modification

                                              03, November, 1995
                                              (Day, Month, Year)
                                             (jour, mois, annee)

               These articles are signed in duplicate.    Les presents status sont signes en
                                                          double exemplaire.

                                                          KINGSWAY FINANCIAL SERVICES INC.
                                                                 (Name of Corporation)
                                                       (Denomination sociale de la compagnie)


                                               By/Par: /s/ William G. Star
                                                       --------------------------------------
                                                         (Signature)  (Description of Office)
                                                         (Signature)        (Fonction)

                                                       William G. Star - President

    For Ministry Use Only                           Ontario Corporation Number
A l'usage exclusif du ministere                Numero de la compagnie en Ontario

                                               858089

[LOGO] Ministry of              Ministere de
Consumer and                    la Consommation
Commercial Relations            et du Commerce
CERTIFICATE                     CERTIFICAT
This is to certify that these   Ceci certifie que les presents
articles are effective on       status entrent en vigueur le

                DECEMBER 15 DECEMBRE, 1995
                                                                     TRANS
                                                                      CODE
                                                                     -----
                                                                       C
                                                                     -----
                                                                       18


                                  /s/ Illegible
              ---------------------------------------------------
                               Director/Directeur
              Business Corporations Act/Loi de sur les compagnies

--------------------------------------------------------------------------------

                                     ARTICLES OF AMENDMENT
                                    STATUTS DE MODIFICATION

    Form 3     1.   The present name of the corporation   Denomination sociale actuelle de
   Business         is:                                   la compagnie:
 Corporations
      Act           KINGSWAY FINANCIAL SERVICES - INC.
    Formule
   numero 3    2.   The name of the corporation is        Nouvelle denomination sociale de la
      Loi           changed to (if applicable):           compagnie (s'il y a lieu):
    Sur les
  compagnies        N/A

               3.   Date of incorporation/amalgamation:   Date de la constitution ou de la
                                                          fusion:

                                                    19/09/89
                                                (Day, Month, Year)
                                               (jour, mois, annee)

               4.   The articles of the corporation are   Les statuts de la compagnie sont
                    amended as follows:                   modifies de la facon suivante:

                    1.   the restrictions with respect to the issue, transfer or ownership of shares on page 4, section 8 of the Articles of Incorporation dated
                         September 19, 1989 be deleted in their entirety.

DYE & DURHAM
FORM 3 (B.C.A)

  07119(01/92)

               5.   The amendment has been duly           La modification a ete dument
                    authorized as required by             autorisee conformement a l'article
                    Sections 168 & 170 (as applicable)    168 et, s'il y a lieu, a l'article
                    of the Business Corporations Act.     170 de la Loi sur les compagnies.

               6.   The resolution authorizing the        Les actionnaires ou les
                    amendment was approved by the         administrateurs (le cas echeant)
                    shareholders/directors (as            de la compagnie ont approuve
                    applicable) of the corporation on     la resolution autorisant la
                    modification

                                                    03/11/95
                                                (Day, Month, Year)
                                               (jour, mois, annee)

               These articles are signed in duplicate.    Les presents status sont signes en
                                                          double exemplaire.

                                                           KINGSWAY FINANCIAL SERVICES INC.
                                                                (Name of Corporation)
                                                        (Denomination sociale de la compagnie)


                                                By/Par: /s/ William G. Star     President
                                                        --------------------------------------
                                                        (Signature)    (Description of Office)
                                                        (Signature)          (Fonction)

    For Ministry Use Only                        Ontario Corporation Number
A l'usage exclusif du ministere                 Numero de la societe en Ontario

                                                 858089

[LOGO] Ministry of              Milnistero de
Consumer and                    la Consommation
Commercial Relations            at du Commerce
CERTIFICATE                     CERTIFICAT
This is to certify that these   Ceci certifie que les presents
articles are effective on       status entrent en vigueur to

                  OCTOBER 11  OCTOBRE, 1996


                                 /s/ Illegible
                   -----------------------------------------
                                Director/Directeur
              Business Corporations Act/Loi de sur les compagnies

--------------------------------------------------------------------------------

                                     ARTICLES OF AMENDMENT
                                    STATUTS DE MODIFICATION

    Form 3     1.   The name of the corporation is:       Denomination sociale de la societe:
   Business
 Corporations       KINGSWAY FINANCIAL SERVICES INC.
      Act
               2.   The name of the corporation is        Nouvelle denomination sociale de la
   Formule 3        changed to (if applicable):           societe (s'il y a lieu):
  Loi sur les       n/a
 societes par
   actions     3.   Date of incorporation/amalgamation:   Date de la constitution ou de la
                                                          fusion:

                                                 19 September, 1989
                                                 (Year, Month, Day)
                                                (annee, mois, jour)

               4.   The articles of the corporation are   Les statuts de la societe sont
                    amended as follows:                   modifies de la facon suivante.

                    The 5,060,600 issued and outstanding common shares in the capital of the
                    Corporation be and they are hereby sub-divided into 10,121,200 common shares on the basis of two common shares for each one issued and outstanding common share.

DYE & DURHAM
FORM 3 (B.C.A)
   07/96

                                                                              2.

               5.   The amendment has been                La modification a ete dument
                    duly authorized as                    autorisee conformement aux
                    required by Sections 168              articles 168 et 170 (selon le
                    & 170 (as applicable) of              cas) de la Loi sur les
                    the Business                          societes par actions.
                    Corporations Act.

               6.   The resolution                        Les actionnaires ou les
                    authorizing the                       administrateurs (selon le
                    amendment was approved                cas) de la societe ont
                    by the                                approuve la resolution
                    shareholders/directors                autorisant la modification le
                    (as applicable) of the
                    corporation on

                                       10 , October, 1996
                                       (Year, Month, Day)
                                       (annee, mois, jour)

               These articles are signed in               Les presents status sont signes
               duplicate.                                 en double exemplaire.


                                             KINGSWAY FINANCIAL SERVICES INC.
                                          --------------------------------------
                                                  (Name of Corporation)
                                           (Denomination sociale de la societe)


                                 By:/Par:/s/ William G. Star
                                         ---------------------------------------
                                            (Signature) (Description of Office)
                                            (Signature)       (Fonction)

07/96                                          William G. Star - President

                                                                              1.

For Ministry Use Only                       Ontario Corporation Number
A l'usage exclusif du ministere            Numero de la societe en Ontario
                                                       858089

        [LOGO] Ontario                  Ministero de
        Ministry of Consumer and        la Consommation
        Commercial Relations            et du Commerce
        CERTIFICATE                     CERTIFICAT
        This is to certify that these   Ceci certifie que les presents
        articles are effective on       statuts entrent en vigueur le
                   OCTOBER 17                 OCTOBRE, 1996


                           /s/ Illegible
           --------------------------------------------------
                           Director/Directeur
           Business Corporations Act/Loi de sur les compaonies
--------------------------------------------------------------------------------
                              ARTICLES OF AMENDMENT
                             STATUTS DE MODIFICATION

    Form 3
   Business
 Corporations  1. The name of the corporation is:     Denomination sociale de la societe:
     Act
                  KINGSWAY FINANCIAL SERVICES INC.
   Formule 3
 Loi sur les   2. The name of the corporation is      Nouvelle denomination sociale de la
 societes par     changed to (if applicable):         societe (s'il y a lieu):
   actions
                  n/a

               3. Date of incorporation/              Date de la constitution ou de la
                  amalgamation:                       fusion:

                                         19, September, 1989
                                          (Year, Month, Day)
                                          (annee, mois, jour)

               4. The articles of the                 Les statuts de la societe sont
                  corporation are amended as          modifies de la facon suivante.
                  follows:

                  Whereas the Articles of Amendment filed for the Corporation on October
                  11, 1996 do not contain a reference to a record date for the sub-division of shares as provided for therein; NOW THEREFORE the
                  Articles of the Corporation are hereby amended to provide that the sub-division of shares in accordance with the Articles of Amendment dated October 11, 1996 is a sub-division of all of the shares of the
                  Corporation and that the said sub-division shall have effect as of a record date of October 25, 1996.

 DYE & DURHAN
FORM 3 (B.C.A)
    07/96

                                                                              2.

               5. The amendment has been              La modification a ete dument
                  duly authorized as                  autorisee conformement aux
                  required by Sections 168            articles 168 et 170 (selon le
                  & 170 (as applicable) of            cas) de la Loi sur les
                  the Business                        societes par actions.
                  Corporations Act.

               6. The resolution                      Les actionnaires ou les
                  authorizing the                     administrateurs (selon le
                  amendment was approved              cas) de la societe ont
                  by the                              approuve la resolution
                  shareholders/directors              autorisant la modification le
                  (as applicable) of the
                  corporation on

                                       17 , October, 1996
                                       (Year, Month, Day)
                                       (annee, mois, jour)

               These articles are signed in           Les presents status sont signes
               duplicate.                             en double exemplaire.


                                             KINGSWAY FINANCIAL SERVICES INC.
                                          --------------------------------------
                                                  (Name of Corporation)
                                           (Denomination sociale de la societe)


                                 By:/Par:/s/ William G. Star
                                         ---------------------------------------
                                            (Signature) (Description of Office)
                                            (Signature)       (Fonction)

07/96                                          William G. Star - President

                                                                              1.

For Ministry Use Only                       Ontario Corporation Number
A l'usage exclusif du ministere            Numero de la societe en Ontario
                                                        858089

        [LOGO] Ontario                  Ministero de
        Ministry of Consumer and        la Consommation
        Commercial Relations            et du Commerce
        CERTIFICATE                     CERTIFICAT
        This is to certify that these   Ceci certifie que les presents
        articles are effective on       status entrent en vigueur le
                   APRIL 27                       AVRIL, 1998

                         /s/ Illegible
                            ------------------------
                               Director/Directeur
              Business Corporations Act/Loi sur les sociates par actions
--------------------------------------------------------------------------------

                              ARTICLES OF AMENDMENT
                              STATUTS MODIFICATION

    Form 3
   Business
 Corporations  1. The name of the corporation is:     Denomination sociale de la societe:
      Act
                  KINGSWAY FINANCIAL SERVICES INC.

   Formule 3   2. The name of the corporation is      Nouvelle denomination sociale de la
 Loi sur les      changed to (if applicable):         societe (s'il y a lieu):
 societe par
    actions    --------------------------------------------------------------------------

               --------------------------------------------------------------------------

               --------------------------------------------------------------------------

               --------------------------------------------------------------------------

               3. Date of incorporation               Date de la constitution ou de la
                  /amalgamation:                      fusion:

                                      1989, September, 19th
                                        (Year, Month, Day)
                                       (annee, mois, jour)

               4. The articles of the corporation     Les statuts de la societe sont
                  are amended as follows:             modifies de la facon suivante.

                  All of the issued and unissued common shares in the capital of the Corporation be and they are hereby sub-divided on the basis of two common shares for each existing common share as at May 8, 1998, the record date for the said subdivision.

FORM 3 (B.C.A.)
CAKEware Inc.
(10/96)

                                                                              2.

               5. The amendment has been duly         La modification a ete dument
                  authorized as required by           autorisee conformement aux
                  Sections 168 & 170 (as              article 168 et 170 (selon le
                  applicable) of the Business         cas) de la Loi sur les
                  Corporations Act.                   societes par actions.

               6. The resolution authorizing the      Les actionnaires ou les
                  amendment was approved by the       administrateurs (selon le cas)
                  shareholders/directors (as          de la societe ont approuve la
                  applicable) of the corporation      resolution autorisant la
                  on                                  modification le

                                        1998, April, 23rd
                                        (Year, Month, Day)
                                       (annee, mois, jour)

               These articles are signed in           Les presents statuts sont signes en
               duplicate.                             double exemplaire.


                                             KINGSWAY FINANCIAL SERVICES INC.
                                          --------------------------------------
                                                  (Name of Corporation)
                                           (Denomination sociale de la societe)


                                 By:/Par: /s/ Michael S. Slan
                                          --------------------------------------
                                             (Signature) (Description of Office)
                                             (Signature)       (Fonction)

                                          MICHAEL S. SLAN, Secretary

FORM 3 (B.C.A.)
CAKEware Inc.
(10/96)